2019 Credit Suisse Annual Energy Summit February 11-13, 2019 Copyright 2018 Apergy. All rights reserved.

Notices and Disclaimers Forward-Looking Statements This investor presentation, and the related discussion, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, that are based on the beliefs and assumptions of management of Apergy Corporation (“Apergy”) and on information currently available to Apergy’s management. Forward-looking statements include, but are not limited to, statements related to Apergy’s expectations regarding the performance of the business, financial results, liquidity and capital resources of Apergy, the benefits resulting from Apergy’s separation from Dover Corporation, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation. Forward looking statements speak only as of the day they are made and Apergy does not have any intention or obligation to update forward-looking statements after Apergy distributes this presentation, except as required by law. Apergy’s outlook is provided for the purpose of providing information about our current expectations for 2019 and the general outlook for the business in the longer term. This information may not be appropriate for other purposes. Factors that could cause Apergy’s results to differ materially from those expressed in forward-looking statements are included in the section entitled “Risk Factors” in the Information Statement that is an exhibit to Apergy’s Registration Statement on Form 10, originally filed with the Securities and Exchange Commission (“SEC”) on March 26, 2018, as amended and supplemented, and in Apergy’s other filings with the SEC. There may be other risks and uncertainties that Apergy is unable to predict at this time or that Apergy currently does not expect to have a material adverse effect on Apergy’s business. Any such risks could cause Apergy’s results to differ materially from those expressed in forward-looking statements. Non-GAAP Measures This investor presentation, and the related discussions, contains certain non-GAAP financial measures, which should be considered only as supplemental to, and not as superior to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this investor presentation for a reconciliation of these non- GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP and definitions and calculation methodologies of defined terms used in this investor presentation. For additional information about our non-GAAP financial measures, see our filings with the SEC. This investor presentation is not an offer to sell or the solicitation of an offer to buy any securities of Apergy, nor will there be any sales of securities of Apergy in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. 1 Copyright 2018 Apergy. All rights reserved.

Apergy Overview . Leading onshore-focused equipment and digital technology provider to the upstream oil and gas industry . Most trusted brands recognized for quality, performance and customer-service . Highly engineered products, innovative technologies and digital solutions . Focused strategy and operating philosophy leveraging a customer-centric business model . Strong financial results – sustained profitability and free cash flow through business cycles . Experienced and motivated team focused on collaborative approach to solving customer problems WE ARE APERGY… Unlocking energy to drive value for our customers, employees and shareholders 2 Copyright 2018 Apergy. All rights reserved.

2018 Financial Update . We are updating our outlook for full year 2018: . Continue to expect full year 2018 revenue to increase approximately 20% from full year 2017 . Full year 2018 adjusted EBITDA expected to be between $294 and $297 million, from previous guidance of $289 to $294 million 1 . Strong cash generation and repayment of $25 million of term loan debt in Q4-18, bringing total repaid in the last two quarters of 2018 to $45 million . Additional details on 2018 fourth quarter and full year performance, as well as our outlook for the beginning of 2019, to be provided with our earnings release on Monday, February 18th and call on Tuesday, February 19th 1 Apergy is unable, without unreasonable efforts, to provide a quantitative reconciliation of non-GAAP projections of 2018 adjusted EBITDA because net income or loss and income taxes are material elements to the calculations which have not been finalized for 2018. 3 Copyright 2018 Apergy. All rights reserved.

Apergy Leads Oilfield Products Segment in Customer Satisfaction #1 Total Satisfaction #1 Artificial Lift #1 Horizontal & Directional #1 Onshore Applications Wells #1 Performance & Reliability #1 Engineering & Design Results based on independent survey of more than 4,000 qualified respondents 4 Copyright 2018 Apergy. All rights reserved. Source: EnergyPoint Research

# Successfully Reached Milestone as a New Public Company

| | Subsidiary of Dover | | | | Spin | Public Co. |
|---|---|---|---|---|---|---|
| | 60s / 70s | 80s / 90s | 2000s | 2010s | May 2018 | Today |
| | NORRIS | Strong organic growth / tuck-in M&A | USSynthetic | HF, Quartzdyne, Theta, PCS Ferguson, UPCO, Wellmark, Accelerated, Spirit | | |
| **Portfolio Evolution** | Artificial Lift (Rod Lift) → | + Drilling Technologies → | + Automation<br>+ Broadened Artificial Lift (Electrical Submersible Pump ("ESP"), Gas Lift) → | | Leading Independent Oil Services & Equipment Player<br>Apergy<br>$1.2 billion annual sales [1] | |
| **Underlying Industry Trends** | Predominantly Rod Lift → | Diamond Cutting Superior to Carbide → | Shale Oil<br>Horizontal Drilling<br>High Spec Rigs<br>Automation / IIoT → | | Focus on Productivity<br>Deliver Digital Solutions<br>Best-in-class Products & Services | |

[1] Last Twelve Months ended Sept 30, 2018.

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Accomplishments Since Our Spin  Consistent, strong financial performance – We expect 2018 adjusted EBITDA of $294 to $297 million versus initial guidance of $280 million  Introduced our strategic vision and operating philosophy which is engrained in the Apergy culture – Culture builds on our manufacturing heritage and emphasizes actively contributing to our communities  Established the Apergy brand in the marketplace building on our 60+ year heritage  Transitioned successfully from Dover and ended all transition services agreements – Full corporate and standalone infrastructure in place – Integrated new employees seamlessly Reaching our operating rhythm as a standalone public company 6 Copyright 2018 Apergy. All rights reserved.

Apergy is Present Across Production & Automation Technologies: Drilling Technologies: Facilitating the efficient, safe and effective Providing highly specialized, innovative, extraction of oil and gas through a suite of and proprietary products used in the Wellsite premier brands. drilling oil and gas wells. 8 8 5 1 8 10 1 2 3 4 6 7 9 ARTIFICIAL LIFT DRILLING TECHNOLOGIES DIGITAL 1. Progressive Cavity Pumps 4. ESP 6. Diamond Drill Bit Insets 8. IIoT Enabled Technologies 2. Rod Lift 5. Gas Lift 7. Diamond Bearings 9. Optimization Software 3. Plunger Lift 10. Remote Monitoring 7 Copyright 2018 Apergy. All rights reserved.

Portfolio Profile Revenue by Product Line 1 Revenue by Geography 1 Artificial lift ROW Middle 60% 10% East 5% Canada 7% 8% Other Production 78% 23% 9% Equipment Drilling U.S. Technologies Digital US . Nearly all onshore . Strong international presence, including South . 75% oil America, Australia, Canada, and the Middle East Onshore production-focused portfolio with strong product & technology offering 8 Copyright 2018 Apergy. All rights reserved. 1 Revenue from last twelve months ended Sept 30, 2018.

# Drilling Technologies

**LTM Q3-18 Revenue**

**$271mm** (+34% yoy)


23%
Drilling Technologies

% Total Apergy

### Geography[1,2]


ROW
China
Europe
7%
4%
8%
81%
US

### Product Innovation[3]


49%
51%
Revenue from new products introduced in last 3 years

### Product Type[1]


Other
13%
87%
Polycrystalline Diamond Cutters (PDC)

### Brands

USSynthetic

USSynthetic Bearings

USSynthetic Mining and Construction

- Undisputed industry leader in polycrystalline diamond cutters for oil & gas drilling
- Uniquely positioned to leverage long-term favorable industry trends – U.S. shale, horizontal drilling, increasing laterals
- Critical partner to customers in achieving drilling productivity
  - 95%+ of cutters are designed to meet unique requirements and finished to exact customer specifications
  - Drill bit is mission-critical piece of equipment to avoid downtime and drilling failures
- Superior industry reputation for innovation, quality and customer service

[1] Revenue from the last twelve months ended Sept 30, 2018.
[2] Represents geography by sales destination.
[3] Revenue in Q3-18

9
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Production & Automation Technologies . Leading provider of production and automation LTM Q3-18 $900mm Production & equipment and digital solutions in North America Automation Revenue (+21% yoy) 77% Technologies and targeted global basins % Total Apergy . Geography 1 Product Mix 1 Trusted brands known for superior technology, Other highest quality / reliability and strong ROW APAC Production EMEA 5% aftermarket offering 6% Equipment 10% 1% Rest of 11% 12% 78% . Americas Digital Broad portfolio facilitates the efficient, safe and Artificial Lift 77% cost effective extraction of oil and gas, resulting US in revenue opportunities over life of well US Basin 1 Brands . Enables lower production costs for operators and Other Permian optimizes well efficiency 24% 43% . Rockies 9% Emerging leadership in new digital offerings 9% Mid-Con 16% Bakken 1 10 Copyright 2018 Apergy. All rights reserved. Revenue from the last twelve months ended Sept 30, 2018.

# Positioned to Benefit from Growth Trends in Artificial Lift

| | ESP | Hydraulic & Gas Lift [1] | Rod Lift |
|---|---|---|---|
| **2017 Mkt. Size** | $3.7bn | $0.5bn | $3.4bn |
| **LTM Q3-18 % of Artificial Lift Revenue [2]** | 31% | 9% | 38% |
| **Use Cases** | ▪ Favored for handling initial production (IP) rates<br>▪ Most effective for dewatering | ▪ Brought in as flow rate drops<br>▪ Fill lifting gap for deep and high rate horizontal wells | ▪ Installation at later stage in well life for lower flow rate<br>▪ Low cost and maintenance requirements |
| **Market Trends** | ▪ Higher ESP demand from shifts in unconventional drilling practices<br>▪ Longer laterals, increased frac stages | ▪ Applications in unconventional wells | ▪ Strong Permian switching demand expected in '19-'20E<br>▪ Increased efficiency – smaller footprint pumps |


Flow Rate (bb/d)
Early life of well
Later life of well
Life of Well

**Apergy offers the right equipment and the best application engineering knowledge at every stage in the well lifecycle to design optimal solutions for customers**

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Source: Kimberlite, Evercore ISI, Spears DPO & OMR, PWC Artificial Lift Study, Internal Analysis.
[1] Represents weighted average growth rate of hydraulic and gas lift markets.
[2] Other including PCP and plunger lift is 22% of revenue.

Leader in Digital Technologies: Monitor, Analyze, Optimize . Cloud Processing / Business Logic KPIs / Collaboration Recognized as innovative leader in Smart Edge Devices digital IIoT solutions that support and Machine Learning / Predictive Analytics Actionable Insights integrate all of our customer’s digital needs at the wellsite . Offers full portfolio of connected devices, cloud based analytics and actionable insights . Provide ‘tiered services’ to offer fit for purpose digital solutions Digital Revenue 35 30 25 20 15 $ $ million 10 5 0 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 12 Copyright 2018 Apergy. All rights reserved.

How Apergy Wins Best Products Customer Benefit Customer Intimacy Helping customers achieve Best “Speed” their objectives – enhanced productivity and cash flow generation Ongoing Innovation Problem-Solving Mindset 13 Copyright 2018 Apergy. All rights reserved.

Growth Accelerators That Drive Above Market Growth . Leveraging strong product / service offering with 1 Drive ESP Share Expansion Artificial in Growing Basins established relationships to drive ESP share expansion Lift . Capitalize on significant rod lift switching demand from 2 Capitalize on Rod Lift Conversions ESP / Gas Lift as decline rate stabilizes Continue Diamond Sciences . High velocity innovation driving share, performance 3 Innovation leadership and widening technological moat Drilling Technologies Expand Diamond Bearing 4 . Patented superior technology that lowers cost of drilling Adoption . Enhance customer safety and productivity through ‘fit for 5 Significantly Grow Digital Digital Offering purpose’ digital solutions 14 Copyright 2018 Apergy. All rights reserved.

ESP Momentum in the Permian Basin Well Completion Growth vs. ESP Growth Momentum Apergy New Install Growth in the Permian Basin 1 . Apergy 2018 monthly install rate is 2.5 times its % change in average monthly rate from 2016 average monthly rate 2016 rate 300% 258% . ESP revenue growth of over 70% in 2017 & 2018 250% growth continues at a rapid pace Δ of . 200% +174% Lookout™ monitoring & optimization has grown 146% over 900% over last 2 years 150% . Due to high Initial Production Rates we expect ESP 100% 84% to continue to grow above market rates 48% 50% . Leverage existing Apergy Artificial Lift relationships with majors and independent companies to drive 0% 2017 YTD Sep-18 ESP growth % Change Apergy Monthly Install Rate % Change Monthly Permian Completions Rate Source: EIA Drilling Productivity Report October 2018. 15 Copyright 2018 Apergy. All rights reserved. 1 Permian completion data as of October 2018. 2 Growth rate reflects growth in average monthly installs and completions in 2017 vs. monthly average in 2016.

Leading Innovation in Diamond Sciences Apergy Offering Cumulative Patents Issued Since 2008 . Custom designed and manufactured drill bit inserts 800 . Long-lasting diamond bearings 715 700 673 608 Drill Bit Inserts 600 540 477 500 401 400 300 267 200 166 96 100 53 22 Bearings 0 Drill Bit 16 Copyright 2018 Apergy. All rights reserved.

Growth Momentum in Diamond Bearings . Leveraging diamond science in a natural adjacency Diamond Bearings Revenue Trend . Diamond bearings in downhole tools is a fast-growing 35 product line 30 25 • Provides higher load capability 20 Allows designs without seals, less prone to failure 15 • $ million • Longer life with lower repair costs and longer repair 10 intervals 5 0 . We lead the market in diamond bearings solutions '15 '16 '17 LTM Q3-18 through broad product line and patent portfolio Diamond Thrust and Radial Bearings . We expect to see continued adoption in downhole applications, chemical mixing, and applications beyond oil & gas Focus on driving growth and setting industry standard for diamond bearings 17 Copyright 2018 Apergy. All rights reserved.

Broad Portfolio of Digital Products & Solutions That Enhance Customer Safety & Productivity ESP LOOKOUT™ Monitoring Gas Lift Automation Asset Integrity Management . . 24/7 ESP monitoring by exception Continuous optimization of gas program to reduce failures injection rate yields maximum bottom . Bi-weekly optimization program hole pressure drawdown with operator, reviewing each well & . Reciprocating, rotating and vibrating providing operating recommendations equipment monitoring and analysis . . Best-in-class service and Technology adjusts gas injection rate • Next-generation IIoT solution that response time as well conditions change by provides intuitive infrastructure leveraging wellhead readings • Insights and predictions to optimize output, minimize risks and reduce unplanned downtime . Remote and portable analyzers and online monitoring 18 Copyright 2018 Apergy. All rights reserved.

Financial Overview Copyright 2018 Apergy. All rights reserved.

Strong Performance Through the Cycle Revenue & Growth Rate Adjusted EBITDA(1) & Margin ($ in millions) . 2014 – 2016 revenue decline lowest . Resilient industry-leading margins among peers – 2013 – 2018 average margin of 24% vs. 16% $1,531 peer median $1,358 ~20% y-o-y increase $1,077 $1,010 $751 $414 $444 1 $229 $218 $294 - 297 $116 2013 2014 2015 2016 2017 2018F 2013 2014 2015 2016 2017 2018F 8% 13% (30%) (30%) 34% 21% 30% 29% 21% 15% 22% 24% Note: Adjusted EBITDA is a non-GAAP measure. Please see the appendix for reconciliations to the most directly comparable GAAP measure. Peers include Baker Hughes GE, Core Labs, Dril-Quip, Flotek, Forum Energy, Gardner Denver, Halliburton, Hunting, National Oilwell Varco, Oil States, Schlumberger, Schoeller-Bleckmann, Superior Energy Services, and Weatherford. 1 Apergy is unable, without unreasonable efforts, to provide a quantitative reconciliation of non-GAAP projections of 2018 adjusted EBITDA because net income or loss and income taxes are material elements to the calculations and which have not been finalized for 2018. 20 Copyright 2018 Apergy. All rights reserved.

Efficient Capital Structure and Capital Allocation Strong Balance Sheet Disciplined Capital Allocation Priorities Sept 30, $ in Millions . Organic growth investments 2018 . Continued funding of research and Cash $18 development . Productivity improvements 1 Total Debt $688 . Reducing debt and leverage . Selective acquisitions to expand our Total Debt / EBITDA 2 2.6x technology and product portfolio and broaden geographic reach Available Liquidity 3 $263 Strong balance sheet to support strategic objectives and maintain financial flexibility through the cycle 1 Represents indebtedness including original issue discount and deferred financing costs. 2 As defined in Apergy’s credit agreement dated May 9, 2018. 3 Available liquidity defined as $244.5 million available but undrawn capacity under Apergy’s revolving credit facility plus $18.0 million in cash and cash equivalents as of Sept 30, 2018. At Sept 30, 2018, Apergy had $5.5 million of outstanding letters of credit. 21 Copyright 2018 Apergy. All rights reserved.

Strong Investment Thesis . Leading equipment and digital technology provider to the upstream oil and gas industry . Industry leadership with portfolio of trusted brands with reputation for quality, performance and service . Substantial presence in growing basins, segments and regions with >80% of revenue in onshore North America . Capitalizing on increasing customer adoption of digital solutions to drive wellsite productivity . Proven business model and operating philosophy with strong relative performance across cycles, including industry leading margins and stable FCF generation . Flexible balance sheet . Returns-focused capital allocation strategy with track record of organic and inorganic growth . Executive management team with proven track record of success WE ARE APERGY… Unlocking energy to drive value for our customers, employees and shareholders 22 Copyright 2018 Apergy. All rights reserved.

Appendix Copyright 2018 Apergy. All rights reserved.

Summary Segment Financial Metrics ($ in millions) Revenue Adj. Segment EBITDA & Margin % $912 $900 $191 $782 $180 $638 $142 Production & $98 21% Automation 18% 20% Technologies 15% 2015 2016 2017 LTM Q3-18 2015 2016 2017 LTM Q3-18 $271 $228 $102 $86 $164 Drilling $113 $46 Technologies $23 38% 38% 28% 21% 2015 2016 2017 LTM Q3-18 2015 2016 2017 LTM Q3-18 Note: Adjusted Segment EBITDA is a non-GAAP measure calculated by adding back depreciation and amortization expense and restructuring charges to segment earnings. Please see appendix for reconciliation to the most directly comparable GAAP measure. 24 Copyright 2018 Apergy. All rights reserved.

Reconciliation from Net Income to Adjusted EBITDA ($ in millions) 2013 2014 2015 2016 2017 Net income (loss) attributable to Apergy $217 $223 $52 ($13) $111 + Net income (loss) attributable to noncontrolling interest 1 1 1 2 1 + Interest expense, net (0) 0 1 0 0 + Provision for (benefit from) income taxes 103 110 24 (8) (22) + Depreciation and amortization 77 89 120 112 112 + Restructuring and other charges 0 3 21 15 7 + Royalty expense 17 18 10 7 10 Adjusted EBITDA 1 $414 $444 $229 $116 $218 Note: Totals may not foot due to rounding. 1. Adjusted EBITDA, a non-GAAP measure, is defined as net earnings (loss) excluding, income taxes, depreciation and amortization, interest expense, restructuring and other charges, and royalty expense. 25 Copyright 2018 Apergy. All rights reserved.

Reconciliation from Net Income to Adjusted EBITDA ($ in millions) Q1-17 Q2-17 Q3-17 Q1-18 Q2-18 Q3-18 Net income (loss) attributable to Apergy $13 $19 $18 $25 $22 $25 + Net income (loss) attributable to noncontrolling interest 0 0 0 0 (0) 0 + Interest expense, net 0 0 0 0 6 11 + Provision for (benefit from) income taxes 6 9 8 7 9 8 + Depreciation and amortization 27 27 29 30 32 30 + Separation and supplemental benefit costs 0 0 0 0 5 4 + Restructuring and other charges 0 0 0 0 2 (0) + Royalty expense 2 3 2 2 0 0 Adjusted EBITDA 1 $49 $57 $58 $64 $77 $78 Note: Totals may not foot due to rounding. 1. Adjusted EBITDA, a non-GAAP measure, is defined as net earnings (loss) excluding, income taxes, depreciation and amortization, interest expense, separation and supplemental benefit costs, restructuring and other charges, and royalty expense. 26 Copyright 2018 Apergy. All rights reserved.

Reconciliation from Segment Earnings to Adj. Segment EBITDA ($ in millions) Production & Automation Technologies 2015 2016 2017 Operating profit $58 ($22) $25 + Depreciation and amortization 104 100 100 + Restructuring and other charges 19 13 7 + Royalty expense 10 7 10 Adjusted segment EBITDA 1 $191 $98 $142 Drilling Technologies 2015 2016 2017 Operating profit $27 $8 $74 + Depreciation and amortization 16 12 12 + Restructuring and other charges 2 2 0 Adjusted segment EBITDA 1 $46 $23 $86 Note: Totals may not foot due to rounding. 1. Adjusted segment EBITDA, a non-GAAP measure, is calculated by adding back deprecation and amortization expense, restructuring and other charges, and royalty expense to segment earnings (loss). 27 Copyright 2018 Apergy. All rights reserved.

Reconciliation from Segment Earnings to Adj. Segment EBITDA ($ in millions) Production & Automation Technologies Q1-17 Q2-17 Q3-17 Q1-18 Q2-18 Q3-18 Operating profit (income before income taxes) $8 $10 $8 $10 $23 $24 + Depreciation and amortization 24 24 26 27 29 27 + Restructuring and other charges 0 3 0 0 2 (0) + Royalty expense 2 0 2 2 0 0 Adjusted Segment EBITDA $34 $37 $37 $40 $54 $52 Drilling Technologies Q1-17 Q2-17 Q3-17 Q1-18 Q2-18 Q3-18 Operating profit (income before income taxes) $15 $20 $20 $24 $21 $26 + Depreciation and amortization 3 3 3 3 3 3 + Restructuring and other charges 0 0 0 0 0 0 Adjusted Segment EBITDA 1 $18 $23 $23 $27 $24 $29 Note: Totals may not foot due to rounding. 1. Adjusted segment EBITDA, a non-GAAP measure, is calculated by adding back deprecation and amortization expense, restructuring and other charges, and royalty expense to segment earnings (loss). 28 Copyright 2018 Apergy. All rights reserved.